Exhibit 99.1

First NLC Trust 2005-1
Disclaimer
COMPUTATIONAL MATERIALS

This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials, including without limitation the collateral tables which follow, are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. Certain mortgage loans contained in this statistical pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-1
Class AV Cashflows

Assumptions
Pricing Speed to call No losses

Period	Date	Principal	Interest	Cash Flow	Balance	Coupon
Total		301,230,000.00	27,751,099.64	328,981,099.64
0	11-May-05	0	0	0	301,230,000.00	0
1	25-May-05	7,668,088.36	380,721.25	8,048,809.61	293,561,911.64	3.2500
2	25-Jun-05	7,536,400.57	855,944.99	8,392,345.56	286,025,511.06	3.3860
3	25-Jul-05	7,412,880.00	834,765.45	8,247,645.45	278,612,631.07	3.5022
4	25-Aug-05	7,294,721.09	868,449.50	8,163,170.59	271,317,909.98	3.6198
5	25-Sep-05	7,181,336.65	883,466.89	8,064,803.54	264,136,573.33	3.7814
6	25-Oct-05	7,072,131.00	838,369.48	7,910,500.48	257,064,442.33	3.8088
7	25-Nov-05	6,966,503.53	865,034.70	7,831,538.24	250,097,938.79	3.9078
8	25-Dec-05	6,863,852.55	826,719.58	7,690,572.12	243,234,086.25	3.9667
9	25-Jan-06	6,760,905.60	847,294.45	7,608,200.05	236,473,180.65	4.0453
10	25-Feb-06	6,579,972.65	827,836.11	7,407,808.77	229,893,208.00	4.0654
11	25-Mar-06	6,403,884.54	740,113.09	7,143,997.62	223,489,323.46	4.1392
12	25-Apr-06	6,232,511.40	795,430.78	7,027,942.18	217,256,812.06	4.1332
13	25-May-06	6,065,726.87	753,863.03	6,819,589.91	211,191,085.19	4.1639
14	25-Jun-06	5,903,407.98	766,717.50	6,670,125.48	205,287,677.21	4.2160
15	25-Jul-06	5,745,435.03	730,464.88	6,475,899.91	199,542,242.18	4.2699
16	25-Aug-06	5,591,691.58	742,846.99	6,334,538.57	193,950,550.60	4.3232
17	25-Sep-06	5,442,064.26	730,898.88	6,172,963.14	188,508,486.34	4.3763
18	25-Oct-06	5,296,442.79	695,674.86	5,992,117.65	183,212,043.54	4.4285
19	25-Nov-06	5,154,719.82	706,349.61	5,861,069.42	178,057,323.73	4.4772
20	25-Dec-06	5,016,790.87	672,121.88	5,688,912.76	173,040,532.86	4.5297
21	25-Jan-07	4,882,554.30	682,527.14	5,565,081.44	168,157,978.56	4.5805
22	25-Feb-07	4,751,911.16	669,770.43	5,421,681.59	163,406,067.39	4.6254
23	25-Mar-07	4,624,765.18	593,679.66	5,218,444.84	158,781,302.21	4.6712
24	25-Apr-07	4,488,231.29	645,111.67	5,133,342.96	154,293,070.91	4.7182
25	25-May-07	4,368,457.44	574,998.84	4,943,456.28	149,924,613.48	4.4720
26	25-Jun-07	4,251,882.05	580,802.96	4,832,685.01	145,672,731.42	4.4988
27	25-Jul-07	4,138,419.63	549,161.92	4,687,581.54	141,534,311.80	4.5238
28	25-Aug-07	4,027,986.93	554,173.67	4,582,160.59	137,506,324.87	4.5470
29	25-Sep-07	3,920,502.96	541,397.92	4,461,900.89	133,585,821.90	4.5723
30	25-Oct-07	3,813,771.62	511,644.83	4,325,416.45	129,772,050.28	4.5961
31	25-Nov-07	3,712,055.60	516,187.07	4,228,242.67	126,059,994.68	4.6192
32	25-Dec-07	3,613,054.23	487,736.62	4,100,790.86	122,446,940.45	4.6429
33	25-Jan-08	3,516,694.98	492,006.09	4,008,701.07	118,930,245.47	4.6662
34	25-Feb-08	3,422,907.24	480,292.53	3,903,199.77	115,507,338.23	4.6898
35	25-Mar-08	3,331,622.31	438,384.36	3,770,006.67	112,175,715.92	4.7114
36	25-Apr-08	3,227,904.50	456,926.90	3,684,831.40	108,947,811.42	4.7303
37	25-May-08	733,181.14	424,297.25	1,157,478.39	108,214,630.28	4.6734
38	25-Jun-08	2,875,223.37	437,167.27	3,312,390.64	105,339,406.91	4.6914
39	25-Jul-08	2,798,875.70	413,325.50	3,212,201.20	102,540,531.21	4.7085

40	25-Aug-08	2,724,557.34	417,397.21	3,141,954.56	99,815,973.87	4.7271
41	25-Sep-08	2,652,214.27	407,776.53	3,059,990.81	97,163,759.60	4.7442
42	25-Oct-08	2,578,864.76	385,375.76	2,964,240.52	94,584,894.84	4.7595
43	25-Nov-08	2,510,460.55	389,053.16	2,899,513.71	92,074,434.29	4.7767
44	25-Dec-08	2,443,872.71	367,722.27	2,811,594.99	89,630,561.58	4.7925
45	25-Jan-09	89,630,561.58	371,098.16	90,001,659.74	0	4.8081

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-1
Class AV Cashflows

Assumptions
Pricing Speed to call No losses Static LIBOR

Period	Date	Principal	Interest	Cash Flow	Balance	Coupon
		301,230,000.00	21,179,325.13	322,409,325.13
0	11-May-05	0	0	0	301,230,000.00	0.0000
1	25-May-05	7,668,088.36	380,721.25	8,048,809.61	293,561,911.64	3.2500
2	25-Jun-05	7,536,400.57	821,565.63	8,357,966.20	286,025,511.06	3.2500
3	25-Jul-05	7,412,880.00	774,652.43	8,187,532.42	278,612,631.07	3.2500
4	25-Aug-05	7,294,721.09	779,728.41	8,074,449.50	271,317,909.98	3.2500
5	25-Sep-05	7,181,336.65	759,313.32	7,940,649.97	264,136,573.33	3.2500
6	25-Oct-05	7,072,131.00	715,369.89	7,787,500.89	257,064,442.33	3.2500
7	25-Nov-05	6,966,503.53	719,423.40	7,685,926.94	250,097,938.79	3.2500
8	25-Dec-05	6,863,852.55	677,348.58	7,541,201.13	243,234,086.25	3.2500
9	25-Jan-06	6,760,905.60	680,717.62	7,441,623.21	236,473,180.65	3.2500
10	25-Feb-06	6,579,972.65	661,796.47	7,241,769.12	229,893,208.00	3.2500
11	25-Mar-06	6,403,884.54	581,118.94	6,985,003.48	223,489,323.46	3.2500
12	25-Apr-06	6,232,511.40	625,459.70	6,857,971.10	217,256,812.06	3.2500
13	25-May-06	6,065,726.87	588,403.87	6,654,130.74	211,191,085.19	3.2500
14	25-Jun-06	5,903,407.98	591,041.72	6,494,449.69	205,287,677.21	3.2500
15	25-Jul-06	5,745,435.03	555,987.46	6,301,422.49	199,542,242.18	3.2500
16	25-Aug-06	5,591,691.58	558,441.14	6,150,132.71	193,950,550.60	3.2500
17	25-Sep-06	5,442,064.26	542,792.17	5,984,856.43	188,508,486.34	3.2500
18	25-Oct-06	5,296,442.79	510,543.82	5,806,986.61	183,212,043.54	3.2500
19	25-Nov-06	5,154,719.82	512,739.26	5,667,459.08	178,057,323.73	3.2500
20	25-Dec-06	5,016,790.87	482,238.59	5,499,029.46	173,040,532.86	3.2500
21	25-Jan-07	4,882,554.30	484,273.16	5,366,827.46	168,157,978.56	3.2500
22	25-Feb-07	4,751,911.16	470,608.79	5,222,519.95	163,406,067.39	3.2500
23	25-Mar-07	4,624,765.18	413,054.23	5,037,819.41	158,781,302.21	3.2500
24	25-Apr-07	4,489,365.66	444,367.12	4,933,732.78	154,291,936.54	3.2500
25	25-May-07	4,369,534.81	417,873.99	4,787,408.81	149,922,401.73	3.2500
26	25-Jun-07	4,252,904.56	419,574.50	4,672,479.06	145,669,497.17	3.2500
27	25-Jul-07	4,139,389.33	394,521.55	4,533,910.88	141,530,107.85	3.2500
28	25-Aug-07	4,028,905.82	396,087.73	4,424,993.55	137,501,202.03	3.2500
29	25-Sep-07	3,921,372.97	384,812.39	4,306,185.37	133,579,829.05	3.2500
30	25-Oct-07	3,816,711.90	361,778.70	4,178,490.60	129,763,117.16	3.2500
31	25-Nov-07	3,714,845.81	363,156.50	4,078,002.31	126,048,271.35	3.2500
32	25-Dec-07	3,615,699.98	341,380.73	3,957,080.71	122,432,571.37	3.2500
33	25-Jan-08	3,519,201.69	342,641.15	3,861,842.84	118,913,369.68	3.2500
34	25-Feb-08	3,425,280.16	332,792.28	3,758,072.44	115,488,089.52	3.2500
35	25-Mar-08	3,333,866.51	302,354.23	3,636,220.74	112,154,223.01	3.2500
36	25-Apr-08	3,230,636.43	313,876.05	3,544,512.48	108,923,586.58	3.2500
37	25-May-08	734,155.17	295,001.38	1,029,156.55	108,189,431.41	3.2500
38	25-Jun-08	2,877,515.77	302,780.14	3,180,295.92	105,311,915.64	3.2500
39	25-Jul-08	2,801,038.16	285,219.77	3,086,257.93	102,510,877.48	3.2500
40	25-Aug-08	2,726,594.87	286,888.08	3,013,482.95	99,784,282.61	3.2500
41	25-Sep-08	2,654,131.71	279,257.40	2,933,389.12	97,130,150.89	3.2500
42	25-Oct-08	2,583,595.93	263,060.83	2,846,656.76	94,546,554.96	3.2500
43	25-Nov-08	2,514,936.19	264,599.04	2,779,535.22	92,031,618.77	3.2500
44	25-Dec-08	2,448,102.50	249,252.30	2,697,354.80	89,583,516.27	3.2500
45	25-Jan-09	89,583,516.27	250,709.42	89,834,225.70	0	3.2500

Disclaimer

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.